UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

Anchor BanCorp Wisconsin Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34955	39-1726871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin	53703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 608-252-8700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2015, Anchor BanCorp Wisconsin Inc. (ABCW or the Company) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 29, 2015 ABCW held its 2015 annual meeting of stockholders. At this meeting, the stockholders of the Company:

(1) Elected seven directors, each for a one-year term. The votes cast were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Chris M. Bauer	7,426,190	2,907	879,137
Richard A. Bergstrom	7,426,190	2,907	879,137
Holly Cremer	7,426,190	2,907	879,137
Bradley E. Cooper	7,426,130	2,907	879,137
Martin S. Friedman	7,426,130	2,907	879,137
David L. Omachinski	7,426,130	2,907	879,137
Pat Richter	7,426,190	2,907	879,137

(2) Approved an advisory (non-binding) proposal to approve the compensation for the Company’s executive officers The votes cast were as follows:

For	Against	Abstain	Broker Non- Votes
7,391,347	12,911	24,839	879,137

(3) Approved an advisory (non-binding) proposal to approve the frequency of the advisory vote on executive officer compensation

1 Year #Votes	2 Year #Votes	3 Year #Votes	Abstain #Votes	Broker Non-Votes
7,107,274	1,700	315,123	5,000	879,137

(4) Ratified the appointment of McGladrey & Pullen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The votes cast were as follows:

For	Against	Abstain
8,299,629	8,605	0

In light of the results of the advisory vote on the frequency of advisory (non-binding) approval of named executive officer compensation, the Board of directors (Board) determined that the Company will hold an annual advisory (non-binding) vote on named executive officer compensation. The Board will reevaluate this determination after the next shareholder advisory vote on the frequency of advisory (non-binding) approval of named executive officer compensation.

Item 7.01	Regulation FD Disclosure.

ABCW is furnishing the First Quarter 2015 Earnings Presentation, included as Exhibit 99.2 to this Report on Form 8-K, which will be used, in whole or in part, from time to time by executives of the Company in one or more meetings with investors and analysts.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(d)	Exhibit:

99.1	Anchor BanCorp Wisconsin Inc. Press Release dated April 30, 2015.

99.2	First Quarter 2015 Earnings Presentation.

EXHIBIT #	DESCRIPTION

99.1	99.1 Press Release of Anchor BanCorp Wisconsin Inc. dated April 30, 2015.

99.2	First Quarter 2015 Earnings Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchor BanCorp Wisconsin Inc.
(Registrant)

April 30, 2015	/s/ MARK D. TIMMERMAN
(Date)	Mark D. Timmerman Executive Vice President, Secretary and General Counsel

Exhibit Index

99.1	Press release dated April 30, 2015.

99.2	First Quarter 2015 Earnings Presentation.